UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 27, 2010
Life Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 603-7200
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 29, 2010, Life Technologies Corporation, or the Company, issued a press release regarding the Company’s financial results for the period ended June 30, 2010. The full text of the Company’s press release is attached hereto as Exhibit 99.1.
     Certain of the information set forth in the press release may be considered non-GAAP financial measures. We regularly have reported pro forma results for net income and earnings per share in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The pro forma results exclude merger related non-cash items and other similar costs.
     Our financial results under GAAP include substantial non-cash charges and tax benefits related to acquired businesses. Our pro forma calculations of net income and earnings per share are limited because they do not reflect the entirety of our business costs. However, management believes that the pro forma presentation is a useful supplemental disclosure to investors as it provides an indication of the profitability and cash flows of the combined businesses apart from the initial and sunk costs of acquisitions. Management believes that this information is therefore useful to investors in analyzing and assessing our past and future operating performance.
     In addition to the non-cash charges above, we exclude from our non-GAAP results the following costs:
•	Acquisition related amortization and depreciation

•	In process research and development expenses or impairments

•	Acquisition and divestiture related gains and losses

•	Asset impairment charges related to a portfolio review

•	Business consolidation costs required to realize cost synergies from combining our acquired entities with our existing operations

•	Charges associated with the early repayment of debt

•	Certain significant one time events that are unlikely to recur in the foreseeable future
     Management views these costs as not indicative of the profitability or cash flows of its ongoing or future operations and excludes these costs as a supplemental disclosure to assist investors in evaluating and assessing our past and future operational performance.

Item 7.01.	REGULATION FD DISCLOSURE.
     See the information set forth under Item 2.02 above and attached as Exhibit 99.1 hereto.

Item 8.01.	OTHER EVENTS.
     The Company’s press release issued on July 29, 2010, included the announcement of a stock repurchase program. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
99.1	Life Technologies Corporation press release dated July 29, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIFE TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ David F. Hoffmeister David F. Hoffmeister
Chief Financial Officer
Date: July 29, 2010